Exhibit 10.5

BRIDGE NOTE PURCHASE AGREEMENT

This Bridge Note Purchase Agreement (this “Agreement”) is made and entered into effective as of the 7th day of July, 2016 by and among Inspire Medical Systems, Inc., a Delaware corporation (the “Company”), and the Investors listed on Schedule 1 hereto (the “Investors”).

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Sale and Purchase of Notes. Subject to the terms and conditions hereof, the Company agrees to sell to the Investors at the Closing (as defined herein), and each Investor agrees to purchase from the Company at the Closing, Convertible Promissory Notes in the form attached hereto as Exhibit A (the “Notes”) in the maximum principal amount specified opposite each Investor’s name on Schedule 1 attached hereto.

2.                                      Closing. The closing of the transactions contemplated by Section 1 of this Agreement (the “Closing”) shall take place at the offices of the Company, or other location designated by the Company. At the Closing, the Company shall deliver to each Investor (a) a Note representing the principal amount specified opposite each Investor’s name on Schedule 1 attached hereto, and (b) an executed copy of this Agreement. Before the Closing, each Investor shall cause to be delivered to the Company, by wire transfer or check payable to the Company, the principal amount specified opposite each Investor’s name on Schedule 1 attached hereto as the initial advance amount.

3.                                      Representations and Warranties of the Company. To induce the Investors to enter into this Agreement and to purchase the Notes, the Company hereby represents and warrants to the Investors as follows:

3.1                               Organization, Good Standing, Etc. The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as now conducted and proposed to be conducted.  The Company has no subsidiaries.

3.2                               Authorization and Enforceability. The Company has full legal power, right and authority to enter into this Agreement and to issue the Notes. This Agreement and the Notes have been duly authorized, executed and delivered on behalf of the Company and are the valid and binding obligations of the Company, enforceable in accordance with their respective terms and subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally, and to the exercise of judicial discretion as to the availability of equitable remedies such as specific performance and injunction.

3.3                               Defaults.  The Company is not in breach, default or violation of, and the consummation of the transactions herein contemplated will not result in any breach default or violation of, any of the terms or conditions of, or constitute a default or violation under, (i) the Company’s Fifth Amended and Restated Certificate of Incorporation or other organizational documents of the Company, in each case as amended through the date hereof, or (ii) any law or any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body or administrative agency having jurisdiction over the Company or its property, except such breaches, defaults or violations which would not have a material adverse effect on the Company.

3.4                               Consents. No approval, authorization, consent or order of any governmental or public board or body or self-regulatory organization, other than in connection with or in compliance with the provisions of the Securities Act of 1933, as amended (the “Act”), and the securities laws of various jurisdictions of the states in which the Notes are offered and sold, is legally required for the sale of the Notes by the Company.

3.5                               Equity Securities. The equity securities of the Company issuable upon conversion of the Notes, when issued and delivered in accordance with the terms thereof, will be duly authorized, validly issued, fully paid and non-assessable and shall be free of any pledges, liens, encumbrances and restrictions (other than as set forth in the Investor Rights Agreement (as defined below)), and will be issued in compliance with all applicable federal and state securities laws.

4.                                      Representations and Covenants of the Investors. Each Investor represents and covenants for himself, herself or itself that:

4.1                               Investment Intent. The Note acquired by the Investor is being purchased for investment for the Investor’s own account and not with the view to, or for resale in connection with, any distribution or public offering thereof. The Investor understands that the Notes have not been registered under the Act or any state securities laws by reason of their contemplated issuance in a transaction exempt from the registration requirements of the Act and applicable state securities laws, and that the reliance of the Company upon these exemptions is predicated in part upon this representation by the Investors. The Investor further understands that the Note, and the equity securities of the Company issuable upon conversion of the Note, may not be transferred or resold without (i) registration under the Act and any applicable state securities laws, (ii) an exemption from the requirements of the Act and applicable state securities laws, and (iii) compliance with transfer restrictions contained in that certain Amended and Restated Investor Rights Agreement dated March 28, 2014 among the Company, Medtronic, Inc. and the Investors party thereto, as amended from time to time (the “Investor Rights Agreement”) with respect to the equity securities of the Company issuable upon conversion of the Notes.

4.2                               Residence, Qualification as an Accredited Investors, Etc. The Investor’s residence is in the state set forth in the Investor’s address on Schedule 1. The Investor qualifies as an “accredited investor” for purposes of Regulation D promulgated under the Act. The Investor acknowledges that he, she or it has made an independent due diligence investigation of the Company and that the Company has made available to the Investor at a reasonable time prior to the execution of this Agreement the opportunity to ask questions and receive answers concerning the business and affairs of the Company and the terms and conditions of the sale of securities contemplated by this Agreement and to obtain any additional information (which the Company possesses or can acquire without unreasonable effort or expense) as may be necessary to verify the accuracy of information furnished to the Investor. The Investor (a) is able to bear the loss of his, her or its entire investment in the Note without any material adverse effect on his, her or its business, operations or prospects, (b) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of the investment to be made by him, her or it pursuant to this Agreement, (c) realizes that the Company has a significant need for additional financing and without such additional financing may be unable to continue operations, (d) realizes that an investment in the Company is highly speculative and subject to significant risks, and (e) acknowledges and agrees that any financial projections, forecasts, assumptions or estimates delivered or communicated to the Investor are not statements of fact and that no representations or warranties are made by the Company or any officer, director, stockholder, employee or agent thereof, with respect to the accuracy of such projections, forecasts, assumptions or estimates or with respect to the future operations or the amount of any future income or loss of the Company. The Investor acknowledges that (a) the operating results, predictions, estimates and projections, if any, provided to the Investor are for illustrative purposes only and are based upon certain assumptions and events over which the Company has only partial or no control, (b) variations in such assumptions, including, but not limited to, sales, costs, selling expenses, general and administrative expenses, development expenses, regulatory matters and competitive developments could significantly affect such projections, (c) to the extent that assumed events do not materialize, the outcome projected will vary substantially from that projected; and (d) there are a number of other factors and risks which could cause actual results to be substantially less than projected.

4.3                               Acts and Proceedings. As applicable, this Agreement has been duly authorized by all necessary action on the part of each Investor, has been duly executed and delivered by each Investor, and is a valid and binding agreement of the Investor.

4.4                               Legal Representation. Each Investor acknowledges and recognizes that it has not been represented by Stinson Leonard Street LLP in connection with an investment in the Note and, furthermore, consents to such firm’s representation of the Company in this and other matters.

4.5                               Securities. Each Investor acknowledges that the equity securities to be issued upon conversion of the Note are subject to dilution as additional equity securities of the Company are issued. The Investor acknowledges that the Company may issue classes or series of equity securities with rights and preferences superior to those rights and preferences granted to the equity security into which the Note may be converted.

4.6                               Further Information. Each Investor agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth herein.

4.7                               Changes. Each Investor represents and warrants to the Company (a) that the information contained herein and furnished to the Company in connection herewith is complete and accurate and contains no material omissions and may be relied upon by the Company,  and (b) that the Investor will notify the Company immediately of any change in any of such information which occurs prior to the issuance of the Note to Investor.

5.                                      Covenants of the Company.  The Company covenants and agrees as follows:

5.1                               Existence. The Company will maintain its existence in good standing and comply with all applicable laws and regulations of the United States or of any state or political subdivision thereof and of any government authority where failure to so comply would have a material adverse impact on the Company or its business or operations (financial or otherwise).

5.2                               Books of Accounts and Reserves. The Company will keep accurate books of record and account in which full, true and correct entries are made of all of its respective dealings, business and affairs.

6.                                      Restriction on Transfer of Note and Equity Securities.

6.1                               Legend. Each Note, and each stock certificate representing equity securities of the Company issued upon conversion of the Note, shall be endorsed with a legend in substantially the form which follows:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Each stock certificate representing equity securities of the Company issued upon conversion of the Note shall also bear a legend in substantially the form which follows:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.”

6.2                               Investor Rights Agreement. Equity securities of the Company issued upon conversion of the Note and shall be subject to the Investor Rights Agreement and shall be Registrable Securities (as such term is defined in the Investor Rights Agreement) thereunder. As part of this Agreement and as a condition to the Company’s obligation to issue such equity securities, each Investor shall execute a counterpart signature page and become a party to the Investor Rights Agreement upon conversion of the Notes if such Investor Rights Agreement remains applicable upon such conversion.

7.                                      Miscellaneous.

7.1                               Changes, Waivers, Etc. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing, signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

7.2                               Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered by overnight courier, or mailed first- class, postage prepaid, registered or certified mail:

if to an Investor, at the address listed on signature page for such Investor attached hereto, or at such other address as an Investor may specify in writing to the Company;

or

if to the Company, at 9700 63rd Avenue North, Suite 200, Maple Grove, MN 55369, Attention: Mr. Timothy P. Herbert, President and Chief Executive Officer, or at such other address as the Company may specify by written notice to the Investors;

and such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given if delivered personally, or, if sent by mail, when received.

7.3                               Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of the Note.

7.4                               Headings. The headings of the articles and sections of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

7.5                               Choice of Law. The laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereunder, without regard for the conflict of laws provisions thereof.

7.6                               Counterparts. This Agreement may be executed at different times and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date indicated above.

INSPIRE MEDICAL SYSTEMS, INC.

By:	/s/ Timothy P. Herbert
Timothy P. Herbert
President and Chief Executive Officer

ADDITIONAL SIGNATURE PAGE TO
BRIDGE NOTE PURCHASE AGREEMENT

Dated: July 7, 2016

INVESTOR:

MEDTRONIC, INC.

	By:	/s/ Christopher M. Cleary
Name: Christopher M. Cleary
Its: Vice President, Corporate Development

Address: 710 Medtronic Parkway
Minneapolis, MN 55432
Fax: ###-###-####
Email: #####.######@#########.###

ADDITIONAL SIGNATURE PAGE TO BRIDGE
NOTE PURCHASE AGREEMENT

Dated: July 7, 2016

INVESTOR:

U.S. VENTURE PARTNERS IX, L.P.
By Presidio Managament Group IX, L.L.C.
Its General Partner

	By:	/s/ Dale Holladay
Dale Holladay, Attorney-In-Fact

Address:
Attn: Chief Financial Officer
1460 El Camino Real, Suite 1000
Menlo Park, CA 94025
Fax: (###) ###-####
Email: #####@####.###

ADDITIONAL SIGNATURE PAGE TO BRIDGE
NOTE PURCHASE AGREEMENT

Dated: July 7, 2016

INVESTOR:

ORBIMED PRIVATE INVESTMENTS V, LP

	By:	OrbiMed Capital GP V LLC, Its General Partner

		By:	OrbiMed Advisors, LLC,
Its Managing Member

	By:	/s/ Jonathan Silverstein
Name: Christopher M. Cleary
Its: Member

Address:
OrbiMed Private Investments V, LP
c/o OrbiMed Advisors LLC
601 Lexington Avenue, 54th Floor
New York, NY 10022

With a copy (that shall not constitute notice) to:
Wilmer Cutler Pickering Hale and Dorr LLP
Attention: Stuart M. Falber
60 State Street
Boston, MA 02109

ADDITIONAL SIGNATURE PAGE TO
BRIDGE NOTE PURCHASE AGREEMENT

Dated: June 30, 2016

INVESTOR:

APERTURE VENTURE PARTNERS III, L.P.

	By:	Aperture Ventures III Management, LLC, its General Partner

	By:	/s/ Anthony Natale, M.D.
Name: Anthony Natale, M.D.
Its: Member

Address:
Aperture Venture Partners Aperture Venture Partners III, L.P. 645 Madison Avenue, 20th Floor New York, NY 10022

with a copy (that shall not constitute notice) to: Wilmer Cutler Pickering Hale and Dorr LLP Attention: Stuart M. Falber
60 State Street
Boston, MA 02109

ADDITIONAL SIGNATURE PAGE TO
BRIDGE NOTE PURCHASE AGREEMENT

Dated: July 7, 2016

INVESTOR:

KPCB HOLDINGS, INC., as nominee

	By:	/s/ Paul M. Vronsky
Name: Paul M. Vronsky
Its: General Counsel

Address:
2750 Sand Hill Road
Menlo Park, CA 94025
Attn: Paul M. Vronsky

ADDITIONAL SIGNATURE PAGE TO
BRIDGE NOTE PURCHASE AGREEMENT

Dated: July 6, 2016

INVESTOR:

SYNERGY LIFE SCIENCE PARTNERS, LP

	By:	SYNERGY VENTURE PARTNERS, LLC
The General Partner of Synergy Life Science Partners, LP

	By:	/s/ Mudit Jain
Name: Mudit Jain
Its: Managing Member

Address:
P.O. Box 22489
San Francisco, CA 94122

ADDITIONAL SIGNATURE PAGE TO BRIDGE
NOTE PURCHASE AGREEMENT

Dated: July 7, 2016

INVESTOR:

CURTIS L. CARLSON FAMILY FOUNDATION

	By:	/s/ John Flottmeier
Name: John Flottmeier
Its: Authorized Agent

Address:
301 Carlson Parkway, Suite 275
Minnetonka, MN 55305

ADDITIONAL SIGNATURE PAGE TO BRIDGE
NOTE PURCHASE AGREEMENT

Dated: July 7, 2016

INVESTOR:

GDN HOLDINGS, LLC

	By:	/s/ Brian Gustafson
Name: John Flottmeier
Its: Vice President

Address:
301 Carlson Parkway, Suite 275
Minnetonka, MN 55305

ADDITIONAL SIGNATURE PAGE TO BRIDGE
NOTE PURCHASE AGREEMENT

Dated: July 7, 2016

INVESTOR:

CARLSON FAMILY FOUNDATION FOR THE UNIVERSITY OF MINNESOTA

	By:	/s/ John Flottmeier
Name: John Flottmeier
Its: Authorized Agent

	By:	/s/ Brian Gustafson
Name: John Flottmeier
Its: Vice President

Address:
301 Carlson Parkway, Suite 275
Minnetonka, MN 55305

ADDITIONAL SIGNATURE PAGE TO BRIDGE NOTE
PURCHASE AGREEMENT

Dated: July 7, 2016

INVESTOR:

NAFCO INSURANCE CO., LTD.

	By:	/s/ John Flottmeier
Name: John Flottmeier
Its: Authorized Agent

Address:
301 Carlson Parkway, Suite 275
Minnetonka, MN 55305

ADDITIONAL SIGNATURE PAGE TO BRIDGE NOTE
PURCHASE AGREEMENT

Dated: July 1, 2016

INVESTOR:

TGAP VENTURE CAPITAL FUND II, LP

	By:	/s/ Jack Ahrens
Name: Jack Ahrens
Its: Managing Director

Address:
7171 Stadium Drive
Kalamazoo, MI 49009

ADDITIONAL SIGNATURE PAGE TO BRIDGE NOTE
PURCHASE AGREEMENT

Dated: July 6, 2016

INVESTOR:

/s/ Jerry Griffin
Jerry C. Griffin, MD

Address:
PO Box 2196
Glen Ellen, CA 95442

SCHEDULE 1

INVESTORS SCHEDULE

Name of Investor	Initial Bridge Draw	Principal Amount of Promissory Note
OrbiMed Private Investments V, L.P.	$371,661.93	$1,114,985.80
Aperture Venture Partners III, L.P.	$30,971.84	$92,915.51
U.S. Venture Partners IX, L.P.	$422,178.25	$1,266,534.74
KPCB Holdings, Inc.	$422,178.25	$1,266,534.74
Synergy Life Science Partners, LP	$424,092.02	$1,272,276.06
GDN Holdings, LLC	$99,532.58	$298,597.75
Curtis L. Carlson Family Foundation	$49,601.33	$148,803.98
NAFCO Insurance Co., Ltd	$24,603.98	$73,811.94
Carlson Family Foundation for the University of Minnesota	$4,920.74	$14,762.23
TGap Venture Capital Fund II, LP	$68,658.93	$205,976.78
Jerry C. Griffin, MD	$2,086.43	$6,259.29
Medtronic, Inc	$79,513.73	$238,541.19
	$2,000,000.00	$6,000,000.00

EXHIBIT A

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

INSPIRE MEDICAL SYSTEMS, INC.
CONVERTIBLE PROMISSORY NOTE

Up to $	Maple Grove, Minnesota
Due: December 30, 2016	, 2016

FOR VALUE RECEIVED, Inspire Medical Systems, Inc., a Delaware corporation (the “Company”), promises to pay to the order of                                          (the “Holder”), or his, her or its registered assigns, on December 30, 2016 (the “Maturity Date”), the principal amount outstanding as recorded by Holder in the column entitled “Outstanding Principal Balance” on Schedule A attached to and forming part of this Note, up to a maximum aggregate principal amount of                                       dollars and NO/100ths ($                                   ), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Note on the unpaid principal balance at a rate equal to ten percent (10.00%) per annum, compounding annually. All unpaid principal, together with any then unpaid and accrued interest payable hereunder, shall convert into equity securities of the Company as provided in Section 4 below if a Qualified Offering (as defined below) occurs prior to the Maturity Date. Otherwise, if such Qualified Offering has not occurred prior to the Maturity Date, this Note shall be due and payable at any time after the Maturity Date upon written demand to the Company by the Holder.  This Convertible Promissory Note (this “Note”) is unsecured in all respects. This Note is issued pursuant to that certain Bridge Note Purchase Agreement, dated                                              , 2016, by and among the Company and the Investors listed on Schedule 1 thereto, as the same may from time to time be amended, modified or supplemented (the “Purchase Agreement”).

Holder is authorized and directed to record on Schedule A hereto (i) the date and amount of each advance made by Holder to the Company and the resulting increase of the outstanding principal amount of this Note, and (ii) the date and amount of each repayment on account of the principal paid to Holder by the Company and the resulting decrease of the outstanding principal amount of this Note. Together with acknowledgement receipts from the Company, such notations on Schedule A, in the absence of a manifest mathematical error, shall be prima facie evidence of such advances and repayments.

The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, agrees:

1.                                      Interest. Accrued interest on this Note shall be payable in cash or in equity (as provided in Sections 2 and 4) upon the repayment of the principal amount of this Note.

2.                                      Prepayment. At any time while this Note remains unpaid, upon at least thirty (30) days advance written notice to Holder, the Company may prepay this Note together with any accrued interest thereon in whole or in part without premium or penalty.

3.                                      Events of Default. The occurrence of any one or more of the following events (whether such occurrence shall be voluntary or involuntary or occur or be effected by operation of law or otherwise) shall constitute an “Event of Default” hereunder:

(a)                                  if the Company fails to pay the entire amount of the principal and interest on this Note when due (either in cash or equity in accordance with the terms hereof); or

(b)                                  if the Company makes an assignment for the benefit of creditors; or

(c)                                   if any order, judgment, or decree is entered adjudicating the Company bankrupt or insolvent; or

(d)                                  if the Company petitions or applies to any tribunal for the appointment of a trustee or receiver or commences any proceeding under any bankruptcy, reorganization, insolvency, dissolution or liquidation law of any jurisdiction; or

(e)                                   if the Company materially breaches any of its material agreements or covenants contained in the Purchase Agreement and such breach is not cured by the Company within thirty (30)  days after written notice thereof is delivered by the Holder to the Company.

The Company shall immediately notify the Holder in writing of the occurrence of any Event of Default, which, for the purpose of subsection (e) above, is at the end of the thirty (30) day period there referenced. Upon or at any time following an Event of Default, the Holder may immediately declare the unpaid principal balance of and all interest accrued on this Note to be immediately due and payable and such amounts shall then be due and payable without further demand, presentment or notice of any kind, all of which are hereby waived by the Company.

4.                                      Conversion.

(a)                                 Definitions. For purposes of this Section 4, the following terms shall have the meanings set forth below:

(i)                                     “Qualified Offering” is a financing transaction in which the Company sells a new series of its Preferred Stock (the “Series F Preferred”) and receives net proceeds of at least $11,000,000.00 (excluding amounts represented by conversion of this Note and the other Notes issued pursuant to the Purchase Agreement).

(ii)                                  “Note Conversion Price” means the offering price per share in a Qualified Offering.

(b)                                 Automatic Conversion. At or in connection with the completion of the Qualified Offering, the entire principal amount and accrued interest of this Note shall be automatically converted into the Series F Preferred of the Company sold in a Qualified Offering at the Note Conversion Price. If such Qualified Offering has not occurred prior to the Maturity Date, this Note shall be due and payable at any time after the Maturity Date upon written demand to the Company by the Holder.

(c)                                  Conversion Procedure.

(i)                                     If this Note is converted in accordance with the provisions of this Section 4, the Holder shall surrender this Note at the Company’s principal executive office, or, if this Note has been lost, stolen, destroyed or mutilated, then, in the case of loss, theft or destruction, the Holder shall deliver an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, the Holder shall surrender and cancel this Note. The Company shall, as soon as practicable after any such conversion, but in any event within fifteen (15) days of the date on which this Note is surrendered for conversion, issue and deliver to such Holder at his, her or its address set forth in Schedule 1 to the Purchase Agreement a certificate or certificates for the number of shares to which the Holder shall be entitled upon such conversion (bearing such legends as are required by the Purchase Agreement or applicable law). On and after any conversion date, the person entitled to receive the shares issuable upon such conversion shall be treated for all purposes as the record holder of such shares.

(ii)                                  No fractional shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount equal to the product obtained by multiplying the Note Conversion Price by the fraction of a share not issued pursuant to the previous sentence. Upon conversion of this Note in full and the payment of the amounts specified in this Section 4(c)(ii) for fractional shares, if any, the Company shall be forever released from all its obligations and liabilities under this Note.

(d)                                 Further Assurances. In connection with the conversion of this Note, the Holder, by acceptance of this Note, agrees at the request of the Company to execute any and all reasonable agreements and other documents executed by the investors in the Qualified Offering.

(e)                                  Additional Representations. The Series F Preferred to be issued by the Company upon any conversion of this Note shall be duly authorized, validly issued, fully paid and non-assessable. The Company shall fully comply with all federal and state laws regarding the issuance of any such shares.

5.                                      Advances. Holder agrees, on the terms and subject to the conditions herein, to make advances to the Company at any time prior to December 1, 2016 in an amount not to exceed at any time the principal amount of this Note set forth above; provided, however, that Holder shall not be obligated to make advances hereunder more frequently than once per month and, if the Company makes any advance request as provided below, such advance request shall be for not less than $1,000,000 in the aggregate to the holders of all of the Notes purchased pursuant to the Purchase Agreement, with each such holder required to advance his, her or its pro-rata portion of such aggregate amount requested. Such advances shall be evidenced by, and subject to, the terms and conditions of this Note and shall be made by Holder by wire transfer to the bank account specified by the Company’s President in the notice within three (3) business days of e-mail notice sent by the Company’s President to Holder requesting the advance (notwithstanding the notice requirements under Section 6(e) of this Note).

6.                                      Miscellaneous.

(a)                                 Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction, delivery of an indemnity agreement satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Note, the Company shall execute and deliver, in lieu of this Note, a new Note executed in the same manner as this Note, in the same principal amount as the unpaid principal amount of this Note and dated the date to which interest shall have been paid on this Note or, if no interest shall have yet been so paid, dated the date of this Note.

(b)                                 Pari Passu Notes. The Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of and all interest on this Note shall be pari passu in right of payment and in all other respects to the other Notes issued pursuant to the Purchase Agreement.

(c)                                  Payment.  All payments under this Note shall be made in lawful tender of the United States.

(d)                                 Waiver and Amendment.  Any provision of this Note may be amended, waived or modified upon the written consent of the Company and holders representing a majority of the principal amount of all of the outstanding Notes issued pursuant to the Purchase Agreement.

(e)                                  Notices. Any notice, request or other communication required or permitted hereunder shall be given in accordance with the Purchase Agreement.

(f)                                   Successors and Assigns. This Note may be assigned or transferred by the Holder only with the prior written approval of the Company, which shall not be unreasonably withheld. Any transfer of this Note may be effected only pursuant to the Purchase Agreement and by surrender of this Note to the Company and reissuance of a new note to the transferee. Subject to the preceding sentence, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(g)                                  Governing Law. This Note shall be governed by and construed under the laws of the State of Delaware, without regard to its conflict of laws provisions.

(h)                                 Tax Treatment. The parties agree (i) that this Note is described in Treasury Regulations Section 1.1272-1(c)(2)  and therefore is governed by the rules set out in Treasury Regulations Section 1.1272-1(c), and is not governed by the rules set out in Treasury Regulations Section 1.1275-4, and therefore, any multiple of the principal payable will not be treated as resulting in original issue discount (“OID”), (ii) any multiple of the principal payable is intended to approximate the economic return from a conversion of this debt instrument into equity under Treasury Regulations Section 1.1272- 1(e), and Treasury Regulations Section 1.1275-4(a)(4), (iii) borrower and lender agree to treat such multiple of principal as such a conversion right, and properly exclude the value of such multiple or any liquidation preference from the calculation of OID or contingent interest under this debt instrument, and (iv) to adhere to this Paragraph (h) for federal income tax purposes and not to take any action or file any tax return, report or declaration inconsistent herewith, unless and until there is a “final determination” to the contrary within the meaning of Section 1313(a) of the Code (or similar provision of any state, local or foreign law).

INSPIRE MEDICAL SYSTEMS, INC.

Timothy P. Herbert
President and Chief Executive Officer

SCHEDULE A

ADVANCES AND REPAYMENT OF PRINCIPAL

(in U.S. dollars)

DATE OF ADVANCE	AMOUNT OF ADVANCE	PRINCIPAL REPAID OR PREPAID	OUTSTANDING PRINCIPAL BALANCE	NOTATION MADE BY
July 7, 2016	$	$		Holder
August , 2016	$	$		Holder
September , 2016	$	$		Holder